UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 14, 2025

ZYVERSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41184	86-2685744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 N. Commerce Parkway, Suite 208, Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(754) 231-1688

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZVSA	(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1) On September 14, 2025, the Nasdaq Stock Market notified ZyVersa Therapeutics, Inc. (the “Company”) of its plans to announce the delisting of the Company’s common stock and file a Form 25 with the Securities and Exchange Commission on or about September 18, 2025. The Company’s common stock is trading on the OTCQB® Venture Market under the symbol “ZVSA.”

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 14, 2025, the Nasdaq Stock Market (“Nasdaq”) notified ZyVersa Therapeutics, Inc. (the “Company”) that, on September 18, 2025, it will announce the delisting of the Company’s common stock. The Company’s common stock was suspended from trading on The Nasdaq Capital Market on July 17, 2025, and has been trading on the OTCQB® Venture Market (the “OTCQB”) under the symbol “ZVSA” since July 28, 2025. Nasdaq will file a Form 25 with the Securities and Exchange Commission (the “SEC”) to complete the delisting in accordance with Rule 12d2-2 promulgated under the Securities Exchange Act of 1934, as amended. The delisting will become effective ten days after the Form 25 is filed. The Company’s common stock will continue trading on the OTCQB without disruption.

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2025, the Company received written notice from the Nasdaq Hearings Panel (the “Panel”) on July 15, 2025, indicating that the Panel had determined to delist the Company’s securities from Nasdaq and that trading in the Company’s securities would be suspended at the open of trading on July 17, 2025, due to the Company’s failure to regain compliance with the minimum bid price requirements under Listing Rule 5550(a)(2).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the timing of the delisting of the Company’s common stock. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and other important factors, including those factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, in each case as filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any forward-looking statements speak only as of the date of this Form 8-K and are based on information available to the Company as of the date of this Form 8-K, and the Company assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2025	ZYVERSA THERAPEUTICS, INC.

/s/ Stephen Glover
Stephen Glover
Chief Executive Officer